Exhibit 10.06

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:


SCRS Investors, LLC
3800 Howard Hughes Parkway
Suite 860
Las Vegas, Nevada 89109
Attn: Mark Davis


                      DEED OF TRUST AND SECURITY AGREEMENT

         DEED OF TRUST AND SECURITY AGREEMENT made as of this 9th day of May, 2002, by Mid-Power Resource Corporation, a Nevada corporation, having an office at 3800 Howard Hughes Parkway, Suite 860, Las Vegas, Nevada 89109, as trustor ("Trustor"), to Bruce Lemons, having an office at 2825 East Cottonwood Parkway, Suite 500, Salt Lake City, Utah, as trustee ("Trustee"), for the benefit of SCRS Investors, LLC, a Nevada limited liability company, having an office at 3800 Howard Hughes Parkway, Suite 860, Las Vegas, Nevada 89109.

         FOR THE PURPOSE OF SECURING (a) the payment and performance of all obligations of Trustor under each of those certain obligations made by Trustor pursuant to that certain Loan Agreement, Promissory Note and security agreements of even date herewith ("Loan Documents") in favor or SCRS Investors, LLC (hereinafter referred to as "Beneficiary"), and all modifications, extensions and/or renewals thereof executed and delivered by Trustor, (b) the payment and performance of all indebtedness and obligations of Trustor arising under this Deed of Trust and other documents executed by Trustor in connection herewith. Trustor has granted, mortgaged, bargained, sold, alienated, enfeoffed, released, conveyed and confirmed, and by these presents does grant, mortgage, bargain, sell, alienate, enfeoff, release, convey and confirm to and under any and all of the property described in Exhibit A attached hereto and made a part hereof, including all easements, rights, privileges, tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, and all of the estate, right, title, interest, claim, demand, reversion or remainder whatsoever of Trustor therein or thereto, either at law or in equity, in possession or expectancy, now or hereafter acquired (collectively, the "Property");

         TOGETHER WITH all ores, minerals and other substances (including without limitation oil and gas) removed or extracted from the ground in any manner as a result of any use of the Property, whether by Trustor or any other person or entity (collectively, the "Minerals");

         TOGETHER WITH all sales agreements, deposit receipts, escrow agreements and other ancillary documents and agreements entered into with respect to the sale to any purchasers of any part of the Property or the Minerals, and all deposits and other proceeds thereof;

         TOGETHER WITH all rents, issues, profits, revenues, income and other benefits to which Trustor may now or hereafter be entitled from the Property or the Minerals; and

         TOGETHER WITH all proceeds of any of the foregoing, including, without limitation, proceeds of any voluntary or involuntary disposition or claim respecting any part thereof (pursuant to judgment, condemnation award or otherwise) and all goods, documents, general intangibles, chattel paper and accounts acquired, wherever located, and cash proceeds of any of the foregoing or proceeds thereof.

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         All of the forgoing Property, Minerals, and other property and rights granted to the Trustee hereunder and referred to herein collectively as the "Mortgaged Property";

         TO HAVE AND TO HOLD the Mortgaged Property unto the Trustee, its successors and assigns forever.

                                    ARTICLE I

                      COVENANTS TO TRUSTEE AND BENEFICIARY

         Trustor further covenants with the Trustee and Beneficiary as follows:

         SECTION 1.01. Trustor has good and marketable title to the Property subject to no lien, charge or encumbrance, except such as are approved by Beneficiary. Trustor owns the Property free and clear of liens and claims, except such as are approved by Beneficiary. This Deed of Trust is and will remain a valid and enforceable prior and first lien on the Mortgaged Property, subject only to the exceptions referred to above. Neither the entry nor the performance of and compliance with this Deed of Trust or any guaranty has resulted or will result in any violation of, or be in conflict with, or result in the creation of any deed of trust, lien, encumbrance or charge (other than those created by the execution and delivery of, or permitted by, this Deed of Trust) upon any of the properties or assets of Trustor, or constitute a default under any deed of trust, indenture, contract, agreement, instrument, franchise, permit, judgment, decree, order, statute, rule or regulation applicable to Trustor. Trustor has full power and lawful authority to convey the Mortgaged Property in the manner and form herein done or intended hereafter to be done and will preserve such title, and will forever preserve, warrant and defend the same unto the Trustee and Beneficiary, and will forever preserve, warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever.

         SECTION 1.02.

         (a) Trustor will, at its sole cost and expense, and without expense to the Trustee or Beneficiary, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, assignments, notices of assignments, filings, transfers and assurances as the Trustee or Beneficiary shall from time to time require, for the purpose of better assuring, conveying, assigning, transferring, pledging, mortgaging, warranting and confirming unto the Trustee the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Trustor may be or may hereafter become bound to convey or assign to the Trustee, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust, or for filing, registering or recording this Deed of Trust.

         (b) Trustor will pay all filing, registration or recording fees, all federal, state and county and municipal stamp taxes and other fees, taxes, duties, imposts, assessments and all other charges incident to, arising out of, or in connection with the preparation, execution, delivery and enforcement of this Deed of Trust, any deed of trust supplemental hereto, or any instrument of further assurance.

         (c) Trustor will promptly provide Beneficiary with all notices and other correspondence from and to the United States Bureau of Land Management or any other governmental agency with respect to or in connection with any of the Mortgaged Property.

         SECTION 1.03. Trustor will punctually pay all amounts that may become due in respect of the Loan Documents at the time and place and in the manner specified therein, all in any coin or currency of the United States of America,

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which at the time of such payment shall be legal tender for the payment of public debts, and shall fully and timely pay all of its obligations under the Loan Documents.

         SECTION 1.04. Trustor will, so long as it is owner of the Mortgaged Property, do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges as a business or partnership, as the case may be, under the laws of the state of its formation, and will comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental authority or court applicable to Trustor or to the Mortgaged Property, or any part thereof.

         SECTION 1.05.

         (a) Trustor, from time to time when the same shall become due, will pay and discharge, or cause to be paid and discharged, all taxes and governmental charges of every kind and nature that may at any time be assessed or levied against or with respect to the indebtedness secured by, and any other amounts payable pursuant to, this Deed of Trust, or any part of such indebtedness or amounts, the Mortgaged Property, or any part thereof. Trustor will, upon the request of the Beneficiary, deliver to Beneficiary receipts evidencing the payment, before any penalties accrue thereon, of all such taxes, assessments, levies, fees, rents and other public charges imposed upon or assessed it, this Deed of Trust, or the Mortgaged Property or the revenues, rents, issues, income or profits thereof.

         (b) Trustor will pay from time to time, when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers and others that, if unpaid, might result in or permit the creation of a lien on the Mortgaged Property or any part thereof.

         SECTION 1.06. Trustor will not:

                  (a) further encumber, sell, convey or transfer any interest in or any part of the Mortgaged Property (a "disposition"), other than (i) dispositions of property in the ordinary course of business (which does not include the disposition of major items of equipment, except to the extent such items of equipment are replaced by equivalent property),
         (ii) dispositions of property that is replaced by equivalent property,
         (iii) dispositions of property that is no longer useful in Trustor's operations; or (iv) for "Permitted Security Interests." When used herein, "Permitted Security Interest" means (w) any security interest arising by operation of law in the ordinary course of business and securing amounts not more than 90 days overdue; (x) security interests expressly permitted in writing by Lender; (y) easements, rights-of-way, servitudes, permits, surface leases and other rights affecting the surface that do not interfere with the use, operation, value or unrestricted alienability of the affected property and do not interfere with the ability of the Lender to enforce any rights under the Promissory Note or any Borrower Related Agreements nor in any way materially and adversely affecting the ongoing interests of Borrowers; and (z) purchase money security interests securing amounts no greater than $1,000,000 incurred in the ordinary course of business, or

                  (b) transfer the presently existing ownership interests in Trustor (including, without limitation, partnership or stock ownership interest, as the case may be), so as to effectively transfer control of Trustor named herein to any other person, firm, corporation or other entity, without the prior written consent of Beneficiary, except for the consummation of the transaction contemplated by that certain "Acquisition Agreement and Plan of Merger" dated as of June 13, 2002, made by and among Mid-Power Service Corporation, a Nevada corporation and corporate parent of Debtor, Red Star, Inc., a Nevada corporation, and Trustor. Any such encumbrance, sale, conveyance or transfer made without Beneficiary's prior written consent shall be an Event of

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         Default hereunder. At Beneficiary's option, Beneficiary's consent to a further encumbrance or transfer shall be subject to an increase in interest rate, modification of loan terms, and/or the payment of a fee.

         SECTION 1.07. Beneficiary and the Trustee shall have access to and the right to inspect the Mortgaged Property at all reasonable times.

         SECTION 1.08. Trustor shall comply with all applicable restrictive covenants, all health and environmental laws and regulations, and all other applicable laws, rules, regulations, requirements, customs, directions, orders and notices of violations issued by any governmental agency, body or officer relating to of affecting the Mortgaged Property or the business or activity being conducted with respect thereto, whether by Trustor or by any other person or entity. Trustor shall take all action required or appropriate to maintain the validity and priority of the Property and Trustor's interest therein, including without limitation filing all documents or instruments (including assessment work filings) with the applicable federal, state, and other governmental agency (including without limitation the Bureau of Land Management and United States Forest Service), and pay all fees and other amounts (including federal rental fees) required by any federal, state or governmental agency to maintain the current validity of the Property and Trustor's interest therein. Trustor further agrees to provide to Beneficiary, as Beneficiary shall request from time to time, evidence of compliance with the above covenants. In all events, or before July 15 of each year or within 60 days after notice from Beneficiary, Trustor shall furnish to Beneficiary written evidence (including cancelled checks and receipts) that all federal and state rental fees that may be due have been paid and any related filings have been made. If Beneficiary shall not have received such evidence by such date of July 15 or request for notice date, then Beneficiary, without notice to Trustor, shall have the right to pay such fees and make such filings on behalf of Trustor and take all other such action as Beneficiary in its sole discretion believes may be necessary or appropriate to maintain the validity and priority of the Property, and all of the provisions of
Section 1.09 shall apply thereto.

         SECTION 1.09. If Trustor shall fail to perform any of the covenants contained herein on its part to be performed, Beneficiary may, but shall not be required to, make advances to perform the same or cause the same to be performed on Trustor's behalf, and all sums so advanced shall bear interest, from and after the date advanced until repaid, at a rate (the "Default Rate") equal to the lower of (a) the maximum rate permitted by law or (b) seventeen percent (17%) per annum, and shall be a lien upon the Mortgage Property. Trustor will repay on demand all sums so advanced on its behalf with interest at the rate herein set forth.

         SECTION 1.10. Trustor shall not use Beneficiary's name or the name of any person, firm, corporation or other entity controlling, controlled by, or under common control with Beneficiary in connection with any of Trustor's activities, except as such use may be required by applicable law or regulation of any governmental body.

         SECTION 1.11. Trustor represents, warrants and covenants that neither Trustor nor any other user of the Property has used Hazardous Substances (as hereafter defined) at or affecting the Mortgaged Property in any manner that violates any Act (as hereafter defined) governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Substances, or that may make the owner of the Mortgaged Property liable in tort under a common law public or private nuisance action.

         SECTION 1.12. Trustor covenants that it shall keep or cause the Mortgaged Property to be kept free of Hazardous Substances and not cause or permit the Mortgaged Property to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, produce or process Hazardous Substances, except in compliance with all applicable Acts.

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         SECTION 1.13. Trustor covenants to ensure compliance by all operators and users of the Mortgaged Property with all applicable Acts and will ensure that all such operators and occupants obtain and comply with any and all required approvals, registration or permits.

         SECTION 1.14. Trustor shall, upon the reasonable request of Beneficiary, conduct and complete all investigations, studies, samplings and testings relative to Hazardous Substances at or affecting the Mortgaged Property.

         SECTION 1.15. The term "Act" shall include all present and future laws, regulations, statutes, common law rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises and similar items of any federal, state or local government, instrumentality or body, as the same may be amended, modified or supplemented from time to time related to Hazardous Substances.

         SECTION 1.16. The term "Hazardous Substances" shall include:

                  (a) those substances as defined as "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.ss. 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C.ss. 6901 et seq. ("RCRA"), or the Hazardous Materials Transportation Act, 49 U.S.C.ss. 1801 et seq., and in the regulations promulgated pursuant thereto;

                  (b) those substances designed as a "hazardous substance" under or pursuant to the Federal Water Pollution Control Act, 33 U.S.C.ss. 1257 et seq., or defined as a "hazardous waste," under or pursuant to RCRA;

                  (c) those substances or substance defined or listed as "extremely hazardous waste," "hazardous waste," "infectious waste," "restricted hazardous waste," "waste," "recyclable materials," "solid waste," "hazardous substance," "hazardous material," "acutely hazardous material," "contamination," "nuisance," "discharge," "extremely hazardous material," and/or "special waste" pursuant to Utah laws and regulations; and

                  (d) those substances listed in the United States Department of Transportation Table (40 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto); and

                  (e) such other substances, materials and wastes that are regulated under any Act, or which are classified as hazardous or toxic under any Act.

All of the statutes, acts, codes, sections and tables listed above shall include all amendments, modifications and supplements thereto, together with all regulations promulgated pursuant to such statutes, acts codes, sections and tables.

                                   ARTICLE II

                         EVENTS OF DEFAULT AND REMEDIES

         SECTION 2.01. The occurrence of any one or more of the following events shall constitute an event of default ("Event of Default") hereunder:

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                  (a) if Trustor fails to pay when due and payable, or when
         declared due and payable, any portion of the amounts due under any obligation due Beneficiary;

                  (b) if Trustor fails or neglects to perform, keep or observe any term, provision, condition, covenant or agreement contained in this Deed of Trust or in any other present or future agreements between Trustor and Beneficiary;

                  (c) if there is a material impairment of the prospect of repayment of any portion of the amounts due under the Loan Documents or a material impairment of the value or priority of Beneficiary's security interests in the Mortgaged Property;

                  (d) if any material portion of Trustor's properties or assets are attached, seized, subjected to a writ or distress warrant, levied upon, or come into the possession of any party;

                  (e) if an insolvency proceeding is commenced by or against Trustor;

                  (f) if Trustor is enjoined, restrained or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

                  (g) if a notice of lien, levy or assessment is filed of record with respect to any of Trustor's properties or assets by the United States Government or any department, agency or instrumentality thereof, or by any state, county, municipal or governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a lien, whether choate or otherwise, upon any of Trustor's properties or assets and the same is not paid on the payment date thereof;

                  (h) if a judgment or other claim becomes a lien or encumbrance upon any material portion of Trustor's properties or assets;

                  (i) if Trustor makes any payment on account of indebtedness that has been contractually subordinated in right of payment to the payment of the amounts owing under the Loan Documents;

                  (j) if Trustor shall violate any of the covenants contained herein;

                  (k) if Trustor revokes, attempts to revoke, or purports to revoke any obligation owing under the Loan Documents;

                  (l) if any representation or warranty made by Trustor in this Deed of Trust or any deed of trust, security agreement, chattel mortgage or other document issued hereunder or in connection therewith or herewith prove to be untrue, the effect of which is to adversely affect Beneficiary's security hereunder; or

                  (m) if any Event of Default shall occur under any permitted prior deed of trust, if any.

         SECTION 2.02. Upon the occurrence of an Event of Default, and in every such case:

         (a) During the continuance of any Event of Default, Beneficiary, acting through a court-appointed receiver, may enter into and upon all or any part of the Mortgaged Property, and each and every part thereof, and may exclude the party owning the beneficial interests in same, its agents and servants wholly

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therefrom; and having and holding the same, may use, operate, manage and control the Mortgaged Property for any lawful purpose and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers. Upon every such entry, Beneficiary, at the expense of Trustor, from time to time, either by purchase, repairs or construction, may maintain and restore the Mortgaged Property, whereof it shall become possessed as aforesaid and likewise, from time to time, at the expense of Trustor, Beneficiary may make all necessary or proper repairs, renewals, replacements, alterations, additions, betterments and improvements to the Mortgaged Property or any part thereof and thereon as it may deem advisable. In every such case, Beneficiary shall have the right to manage and operate the Mortgaged Property, possessed as aforesaid, and to carry on the business thereof and exercise all rights and powers of the party owning such property with respect thereto either in the name of such party or otherwise as it shall deem best. Beneficiary shall be entitled to collect and receive all earnings, revenues, rents, issues, profits and income of the Mortgaged Property and every part thereof, and after deducting the expenses of conducting the business thereof and of all maintenance, repairs, replacements, alterations, additions, betterments and improvements and all payments that may be made for rental fees, taxes, assessments, insurance, in payment of any prior deed of trust and prior or other proper charges upon the Mortgaged Property or any part thereof, as well as just and reasonable compensation of Beneficiary for the services of Beneficiary and for all attorneys, counsel, agents, clerks, servants and other employees by it properly engaged and employed, Beneficiary shall apply the moneys arising as aforesaid, first, to the payment of any sums (other than amounts owing on the Loan Documents) required to be paid by Trustor under this Deed of Trust.

         (b) Beneficiary, at its option, may declare the entire unpaid balance of the indebtedness secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and written notice of default and of election to cause the Mortgaged Property to be sold, which notice Trustee shall cause to be duly filed for record. Beneficiary shall also deposit with the Trustee this Deed of Trust and all documents evidencing the expenditures secured hereby.

         (c) After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell the Mortgaged Property at the time and place fixed by it in said notice of sale. If the Mortgaged Property consists of several known lots or claims, Beneficiary may designate the order in which such claims shall be sold or offered for sale. Any person, including Trustor, Trustee or Beneficiary, may purchase at such sale.

         (d) Trustee may postpone sale of all or any portion of the Mortgaged Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement.

         (e) On and after the occurrence of an Event of Default, Trustor shall pay all issues and profits thereafter received by Trustor from the Mortgaged Property to Beneficiary, and to the extent not paid, shall hold such amounts as trust funds for the benefit of Beneficiary and such issues and profits shall be deemed "cash collateral" of Beneficiary under 11 U.S.C., as amended.

         SECTION 2.03.

         (a) Trustee, after making such sale and upon receipt of the purchase price, shall make, execute and deliver to the purchaser or purchasers its deed or deeds conveying the Mortgaged Property so sold, but without any covenant or warranty, express or implied, and without any representation, express or implied, as to the existence, or lack thereof, of Hazardous Substances on the Mortgaged Property, and shall apply the proceeds of sale thereof to payment, FIRST, of the expenses of such sale, together with the reasonable expenses of this trust, including Trustee's fees and cost of evidence of title in connection with sale and revenue stamps on Trustee's deed; SECOND, of all moneys paid,

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advanced or expended by Beneficiary under the terms hereof, not then repaid, together with the interest thereon as herein provided; THIRD, of the amounts owing on the Loan Documents; and LAST, the balance or surplus, if any, of such proceeds of sale to the person or persons legally entitled thereto, upon satisfactory proof of such right.

         (b) In the event of a sale of the Mortgaged Property or any part thereof, and the execution of a deed or deeds therefor under these trusts, the recitals therein of any matters or facts shall be conclusive proof of the truthfulness thereof and of the fact that said sale was regularly and validly made in accordance with all requirements of the laws of the state of Utah and of this Deed of Trust. Any such deed or deeds, with such recitals therein, shall be effectual and conclusive against Trustor and all other persons, and the receipt for the purchase money recited or contained in any deed executed to the purchaser as aforesaid shall be sufficient discharge to such purchaser from all obligations to see to the proper application of the purchase money according to the trusts aforesaid.

         SECTION 2.04. After the happening of an Event of Default by Trustor under this Deed of Trust and immediately upon the commencement of any action, suit or other legal proceeding by Beneficiary to obtain judgment for the amounts owing on the Loan Documents and other sums required to be paid by Trustor pursuant to any provisions of this Deed of Trust, or any other nature in aid of the enforcement of this Deed of Trust, Trustor hereby consents to the appointment of a receiver or receivers by a court of competent jurisdiction of the Mortgaged Property and of all the earnings, revenues, issues, profits and income thereof. After the happening of any such default and during its continuance, or upon the commencement of any proceedings to foreclose this Deed of Trust or to enforce the specific performance hereof, or in aid thereof, or upon the commencement of any other judicial proceeding to enforce any right of the Trustee or Beneficiary hereunder, Beneficiary shall be entitled, as a matter of right, if it shall so elect, without the giving of notice to any other party and without regard to the adequacy or inadequacy of any security for the Deed of Trust indebtedness, to the appointment of such a receiver or receivers.

         SECTION 2.05. During the continuance of an Event of Default, Beneficiary shall have the following rights and remedies:

         (a) Beneficiary or its employees, acting through a court-appointed receiver, may (i) enter upon, possess, manage, operate, dispose of, and contract to dispose of the Mortgaged Property or any part thereof; (ii) take custody of all accounts; (iii) negotiate with governmental authorities with respect to the Mortgaged Property's environmental compliance and remedial measures; (iv) take any action necessary to enforce compliance with any Act, including but not limited to spending rents to abate the problem; (v) make, terminate, enforce or modify leases of the Mortgaged Property upon such terms and conditions as Beneficiary deems proper; (vi) contract for goods and services, hire agents, employees and counsel; (vii) make repairs, alterations, and improvements to the Mortgaged Property necessary, in Beneficiary's judgment, to protect or enhance the security hereof; (viii) incur the risks and obligations ordinarily incurred by owners of property (without any personal obligation on the part of the receiver); and/or (ix) take any and all other actions that may be necessary or desirable to comply with Trustor's obligations hereunder and under the Loan Documents. All sums realized by Beneficiary under this subparagraph, less all costs and expenses incurred by it under this subparagraph, including attorney's fees, and less such sums as Beneficiary deems appropriate as a reserve to meet future expenses under this subparagraph, shall be applied on any indebtedness secured hereby in such order as Beneficiary shall determine. Neither application of said sums to said indebtedness nor any other action taken by Beneficiary under this subparagraph shall cure or waive any Event of Default or notice of default hereunder, or nullify the effect of any such notice of default. Beneficiary, or any employee or agent of Beneficiary, or a receiver appointed by a court, may take any action or proceeding hereunder without regard to (x) the adequacy of the security for the indebtedness secured hereunder, (y) the existence of a declaration that the indebtedness secured hereby has been declared immediately due and payable, or (z) the filing of a notice of default.

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         (b) With or without notice, and without releasing Trustor from any obligation hereunder, to cure any default of Trustor and, in connection therewith, Beneficiary or its agents, acting by themselves or through a court-appointed receiver, may enter upon the Mortgaged Property or any part thereof and perform such acts and things as Beneficiary deems necessary or desirable to inspect, investigate, assess, and protect the security hereof. All costs and expenses incurred by the Trustee and Beneficiary pursuant to this subparagraph (including without limitation court costs, consultant fees and attorneys' fees, whether incurred in litigation or not and whether before or after judgment) shall bear interest at the highest legal rate set from the date they are incurred until said sums have been paid.

         (c) Nothing contained herein shall be construed to limit any and all rights that Beneficiary has at law or pursuant hereto.

         SECTION 2.06. No remedy herein conferred upon or reserved to the Trustee or Beneficiary is intended to be exclusively of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of the Trustee or Beneficiary to exercise any right or power occurring upon the Event of Default shall impair any such right or power or shall be construed to be a waiver thereof or an acquiescence therein. Every power and remedy given by this Deed of Trust to the Trustee or Beneficiary may be exercised from time to time and as often as may be deemed expedient by the Trustee or Beneficiary.

         SECTION 2.07. To the extent permitted by law, Trustor will not at any time (a) insist upon or plead, or in any manner whatever claim or take any benefit or advantage of, any stay, extension or moratorium law, any exemption from execution or sale of the Mortgaged Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Deed of Trust; (b) claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the marshalling of the Mortgaged Property or on the valuation or appraisal of the Mortgaged Property, or any part thereof, prior or subsequent to any sale or sales thereof that may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; and (c) after any such final sale or sales, claim or exercise any right under any statute or otherwise, to redeem the property so sold or any part thereof. Trustor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to the Trustee or Beneficiary, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Trustor hereby waives the right to require any sale to be made in parcels, or the right to select parcels to be so sold, and there shall be no requirement for marshalling of assets. Trustor hereby further waives any rights it may have under applicable law relating to the prohibition of the obtaining of a deficiency judgment by Beneficiary against Trustor.

         SECTION 2.08. Without affecting the personal liability of any person, firm, corporation or other entity, including Trustor (other than any person released pursuant hereto), for the payment of the indebtedness secured hereby, and without affecting the lien of this Deed of Trust for the full amount of the indebtedness remaining unpaid upon any property not reconveyed pursuant hereto, Beneficiary and Trustee are respectively authorized and empowered as follows:
Beneficiary may, at any time and from time to time, and without notice: (a) release any person liable for the payment of any of the indebtedness, (b) make any agreement extending the time or otherwise altering the terms of payment of any of the indebtedness, (c) accept additional security therefor of any kind, and (d) release any property, real or personal, securing the indebtedness.

         SECTION 2.09. This Deed of Trust constitutes a Security Agreement under the laws of the state of Utah, so that Beneficiary shall have and may endorse a security interest in any or all of the Mortgaged Property that may or might now or hereafter be or be deemed to be personal property, fixtures or property other than real estate (collectively, "Personal Property") and Trustor agrees to execute, as debtor, such financing statement or statements as Beneficiary may now or hereafter reasonably request in order that such security interest or interests may be perfected pursuant to such laws.

         SECTION 2.10. Notwithstanding any release of any or all of the property included in the Mortgaged Property, which is deemed " real property," any proceedings to foreclose this Deed of Trust, or its satisfaction of record, the terms hereof shall survive as a security agreement with respect to the security interest created hereby and referred to above until the repayment or satisfaction in full of the obligations of Trustor as are now or hereafter evidenced by the Loan Documents.

         SECTION 2.11. During the continuance of any Event of Default, Beneficiary shall have all of the rights and remedies of a secured party under the Uniform Commercial Code (the "Code") of the state of Utah, and specifically the right to direct notice and collections of any obligation owing to Trustor by any lessee. In addition to its rights to foreclose this Deed of Trust, Beneficiary shall have the right to sell the Personal Property or any part thereof, or any further, additional or substituted Personal Property, at one or more times and from time to time, at public sale or at private sale or sales, on such terms as to cash or credit, or partly for cash and partly on credit, as Beneficiary may deem proper. Beneficiary shall have the right to become the purchaser at any such public sale or sales, free and clear of any and all claims, rights of equity or redemption in Trustor, all of which are hereby waived and released. Trustor shall not be credited with the amount of any part of such purchase price, unless, until and only to the extent that such payment is actually received in cash. Notice of public sale, if given, shall be sufficiently given, for all purposes, if published not less than seven days prior to any sale, in any newspaper of general circulation distributed in the city in which the property to be sold is located or as otherwise required by the Code. The net proceeds of any sale of the Personal Property, which may remain after the deduction of all costs, fees and expenses incurred in connection therewith, including, but not limited to, all advertising expenses, broker's or brokerage commissions, documentary stamps, recording fees, foreclosure costs, stamp taxes and counsel fees, shall be credited by Beneficiary against the liabilities, obligations and indebtedness of Trustor to Beneficiary secured by this Deed of Trust and evidenced by the Loan Documents. Any portion of the Personal Property which may remain unsold after the full payment, satisfaction and discharge of all of the liabilities, obligations and indebtedness of Trustor to Beneficiary shall be returned to the respective parties which delivered the same to Beneficiary. If at any time Trustor or any party shall become entitled to the return of any of the Personal Property hereunder, any transfer or assignment thereof by Beneficiary shall be, and shall recite that the same is, made wholly without representation or warranty whatsoever by, or recourse whatsoever against Beneficiary.

         SECTION 2.12. All rights, remedies and powers provided by Sections 2.01 through 2.11 hereof may be exercised only to the extent that the exercise thereof does not violate any applicable provision of Utah law, and all such provisions are intended to be subject to all applicable provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Deed of Trust invalid, illegal or unenforceable under the provisions of any applicable law.


                                   ARTICLE III

                                  MISCELLANEOUS

         SECTION 3.01. In the event any one or more of the provisions contained in this Deed of Trust shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect other provisions of this Deed of Trust, but this Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         SECTION 3.02. All notices or demands by any party relating to this Deed of Trust or any other agreement entered into in connection herewith shall be in writing and be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, to Trustor or to Beneficiary, as the case may be, at its addresses set forth below:

If to Beneficiary:         SCRS Investors LLC
                           3800 Howard Hughes Parkway, Suite 860
                           Las Vegas, Nevada  89109

If to Trustor:             Mid-Power Service Corporation
                           3800 Howard Hughes Parkway, Suite 860
                           Las Vegas, Nevada  89109

The parties hereto may change the address at which they are to receive notices hereunder by notice in writing in the foregoing manner given to the other. All notices or demands sent in accordance with this Section 3.02, other than notices by Beneficiary in connection with Sections 9504 or 9505 of the Code, shall be deemed received on the earlier of the date of actual receipt of three calendar days after the deposit thereof in the mail. Trustor acknowledges and agrees that notices sent by Beneficiary in connection with Sections 9504 or 9505 of the Code shall be deemed sent when deposited in the mail or transmitted by other method permitted by law.

         SECTION 3.03. Whenever in this Deed of Trust the giving of notice by mail or otherwise is required, the giving of such notice may be waived in writing by the person or persons entitled to received such notice.

         SECTION 3.04. All of the grants, covenants, terms, obligations, provisions and conditions herein contained shall run with the land and shall apply to, bind and inure to the benefit of, the successors and assigns of Trustor and Beneficiary and to the successors of the Trustee.

         SECTION 3.05. This Deed of Trust may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same Deed of Trust.

         SECTION 3.06. It shall be lawful for the Trustee or Beneficiary, at its election, upon the occurrence of an Event of Default, to sue out forthwith a complaint in foreclosure upon this Deed of Trust and to proceed thereon to judgment and execution for the recovery of all sums payable by Trustor pursuant to the terms of this Deed of Trust without further stay, and law, usage or custom to the contrary notwithstanding.

         SECTION 3.07. Notwithstanding the appointment of any receiver, liquidator or trustee of Trustor, or of any of its property, or of the Mortgaged Property, or any part thereof, Trustee shall be entitled to retain possession and control of all property now or hereafter held under this Deed of Trust.

         SECTION 3.08. Trustor hereby waives and relinquishes unto and in favor of Beneficiary all benefit under all laws, now in effect or hereafter passed, to relieve Trustor in any manner from the obligations assumed and the obligation for which this Deed of Trust is security or to reduce the amount of the said obligation to any greater extent than the amount actually paid for the Mortgaged Property, in any judicial proceedings upon the said obligation or upon this Deed of Trust.

         SECTION 3.09. Neither Trustor nor any other person now or hereafter obligated for payment for all or any part of the indebtedness secured hereby shall be relieved of such obligation by reason of the failure of Beneficiary to comply with any request of Trustor, or of any other person so obligated to take action to foreclose on this Deed of Trust or otherwise enforce any provisions hereof or of the Loan Documents, or by reason of the release, regardless of consideration, of all or any part of the security held for the indebtedness secured hereby, or by reason of any agreement or stipulation between a subsequent owner of the Mortgaged Property and Beneficiary extending the time of payment or modifying the terms hereof without first having obtained the consent of Trustor or such other person, and in the latter event, Trustor and all other such extension or modification agreement, unless expressly released and discharged in writing by Beneficiary.

         SECTION 3.10. By accepting or approving anything required to be observed, performed or fulfilled or to be given to Beneficiary pursuant to this Deed of Trust, including (but not limited to) any certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Beneficiary shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto by Beneficiary.

         SECTION 3.11. Beneficiary may from time to time, without notice to Trustor or to the Trustee, with or without cause, and with or without the resignation of the Trustee, substitute a successor or successors to the Trustee named herein or acting hereunder to execute this trust. Upon such appointment and without conveyance to the successor Trustee, the latter shall be vested with all title, powers and duties conferred upon the Trustee herein named or acting hereunder. Each such appointment and substitution shall be made by written document executed by Beneficiary, containing reference to this Deed of Trust and its place of record, which when duly filed for record in the proper office shall be conclusive proof of proper appointment of the successor Trustee. The procedure herein provided for substitution of the Trustee shall be conclusive of all other provisions for substitution, statutory or otherwise.

         SECTION 3.12. Trustor agrees to pay to Beneficiary or to the authorized loan servicing representative of Beneficiary a charge not to exceed fifty dollars ($50.00), or maximum permitted by law, for any statement regarding the obligations secured by this Deed of Trust requested by Trustor or on its behalf.


         IN WITNESS WHEREOF, Trustor has caused this Deed of Trust and Security Agreement to be executed as of the date first set forth above.

                                            MID-POWER RESOURCE CORPORATION,
                                            a Nevada corporation

                                            By:   /s/ James W. Scott
                                                  ------------------------------
                                            Name:   James W. Scott
                                            Title:  President

Scrs.deedoftrust.050902.2

STATE OF Nevada                     )
                                    ) ss.
COUNY OF Clark                      )


         On June 25, 2001, before me, Susana D. McGee personally appeared James
W. Scott, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.



[notary seal]                                   /s/ Susana D. McGee
                                              ----------------------------------

                                  Exhibit A to
                      Deed of Trust and Security Agreement


                             Description of Property